EXHIBIT 10.7
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                    SUBORDINATION AND INTERCREDITOR AGREEMENT
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         THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Agreement") is entered into as of August 31, 2006, by and among RONHOW, LLC, a Georgia limited liability company, (the "Subordinated Creditor" or "Subordinated Lender"), HAROLD'S STORES, INC., an Oklahoma corporation (the "Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation, HAROLD'S DIRECT, INC., an Oklahoma corporation, HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership, HAROLD'S OF JACKSON, INC., a Mississippi corporation, THE CORNER PROPERTIES, INC., an Oklahoma corporation, HAROLD'S DBO, INC., a Texas corporation, HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation and HSTX, INC., a Texas corporation (each, individually, a "Guarantor" and collectively the "Guarantors"), and WELLS FARGO RETAIL FINANCE II, LLC, as agent (the "Agent") and lender (together with any other lenders under the Senior Loan Agreement as defined below, collectively the "Lender"; the Agent, the Lender, and their respective successors, transferees, and assigns, being herein sometimes collectively referred to as the "Senior Creditor").

                                 R E C I T A L S

         A. The Subordinated Creditor has agreed to make a loan (the "Subordinated Loan") to the Parent as evidenced by Subordinated Loan Agreement (as defined below) and the Guarantors have agreed to guarantee the obligations of the Subordinated Creditor thereunder pursuant to the Subordinated Guaranty (as defined below). The Subordinated Loan and the Subordinated Guaranty are to be secured by the Subordinated Security Documents (as defined below).

         B. The Parent, certain of the Guarantors, Wells Fargo Retail Finance II, LLC, as Agent and Lender, have entered into the Senior Loan Agreement (as defined below) pursuant to which, among other things, the Lender has agreed, subject to the terms and conditions set forth in the Senior Loan Agreement, to make certain loans and financial accommodations to the Parent and certain of the Guarantors, which loans and financial accommodations are secured by the Senior Security Documents (as defined below).

         C. In order to induce Agent and Lender to consent to the Subordinated Loan, the Subordinated Creditor has agreed to enter into this Agreement in order to establish the relative rights and priorities of the Subordinated Creditor in respect of the Subordinated Debt (as defined below) and the Subordinated Security Documents, and the Senior Creditor in respect of the Senior Debt (as defined below) and the Senior Security Documents (as defined below), all as more particularly set forth herein.

         NOW, THEREFORE, in order to induce the Senior Creditor to consent to the Subordinated Loan, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.       DEFINITIONS.

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         The following terms shall have the following meanings in this
Agreement:

                  "AGENT" shall mean Wells Fargo Retail Finance II, LLC, a Delaware limited liability company acting in its capacity as agent for the Lender, or any other Person appointed by the holders of the Senior Debt as agent for purposes of the Senior Debt Documents and this Agreement.

                  "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

                  "DISTRIBUTION" shall mean, with respect to any indebtedness or obligation, (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation, including but not limited to the payment of any special dividend or special distribution, (b) any redemption, purchase or other acquisition of such indebtedness or obligation by any Person, or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness or obligation in or upon any property of any Person.

                  "ENFORCEMENT ACTION" shall mean (a) to take from or for the account of any Obligor, by set-off, recoupment or in any other manner, the whole or any part of any moneys which may now or hereafter be owing or due to any Obligor and apply the same against the Subordinated Debt,
         (b) to sue for payment of, or to initiate or participate with others in any suit, action or Proceeding against any Obligor to enforce payment of or to collect, the whole or any part of the Subordinated Debt, (c) to commence judicial or nonjudicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Debt, including without limitation the provision of notices with respect to the existence or any exercise of rights and remedies in respect of the Subordinated Debt whether under applicable law or contract, (d) to make demand for payment of or accelerate the Subordinated Debt, (e) to exercise any put option or to cause any Obligor to honor any redemption or mandatory prepayment obligation in respect of any Subordinated Debt, (f) take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Obligor, whether pursuant to the Subordinated Security Documents or otherwise, (g) commence or join in any action to seek relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code with respect to any collateral or other property of any Obligor or seek adequate protection in respect of any liens or security interests securing the Subordinated Debt, or (h) commence or join in any proceedings for the appointment of a receiver, custodian or keeper of all, or any portion, of the assets of any Obligor; provided, however, that the Subordinated Creditor's (i) demand for payment (without further action) of Permitted Subordinated Debt Payments in accordance with the provisions of Section 2.3 hereof shall not be deemed to constitute an Enforcement Action for purposes of this Agreement and (ii) conversion of all or any portion of the Subordinated Debt into common stock (as defined in the Senior Loan Agreement) of Parent or preferred stock of Parent if the terms of such

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         preferred stock have been approved by Senior Creditor shall not be deemed to constitute an Enforcement Action for purposes of this Agreement.

                  "OBLIGOR" means Parent, any Guarantor and any other Person obligated in respect of the Senior Debt or the Subordinated Debt from time to time.

                  "PERMITTED REFINANCING" shall mean any refinancing of all or any portion of the Senior Debt under the Senior Loan Agreement.

                  "PERMITTED REFINANCING SENIOR DEBT DOCUMENTS" shall mean any financing documentation which replaces the other Senior Loan Documents and pursuant to which the Senior Debt under the Senior Loan Agreement is refinanced, in whole or in part, as such financing documentation may be amended, modified, supplemented or otherwise modified from time to time in.

                  "PERMITTED SUBORDINATED DEBT PAYMENTS" means scheduled monthly payments of accrued but unpaid interest at the rates set forth in the Subordinated Note (including interest at the default rate to the extent then applicable) and payments on a scheduled monthly payment date of any accrued interest that remains unpaid due to application of this Agreement.

                  "PERSON" means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

                  "PROCEEDING" shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

                  "SENIOR COVENANT DEFAULT" shall mean any "Event of Default" under the Senior Debt Documents (other than a Senior Payment Default), or any condition or event that, after notice or lapse of time or both, would constitute such an Event of Default (other than a Senior Payment Default) if that condition or event were not cured or removed within any applicable grace or cure period set forth therein.

                  "SENIOR DEBT" shall mean all obligations, liabilities and indebtedness of every nature of the Parent and the Guarantors from time to time owed to the Senior Creditor under the Senior Debt Documents and any indebtedness arising pursuant to debtor-in-possession financing arrangements or pursuant to financing arrangements entered into in connection with the confirmation of a plan of reorganization under the Bankruptcy Code, including in each instance, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding

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         under the Bankruptcy Code together with (a) any amendments, modifications, renewals, increases, or extensions thereof, and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim. Senior Debt shall be considered to be outstanding whenever any loan commitment under the Senior Debt Documents is outstanding.

                  "SENIOR DEBT DOCUMENTS" shall mean the Senior Loan Documents and, after the consummation of any Permitted Refinancing, the Permitted Refinancing Senior Debt Documents.

                  "SENIOR DEFAULT" shall mean any Senior Payment Default or Senior Covenant Default.

                  "SENIOR DEFAULT NOTICE" shall mean a written notice from or on behalf of the Senior Creditor to the Subordinated Creditor pursuant to which the Subordinated Creditor is notified of the occurrence of a Senior Default.

                  "SENIOR GUARANTY" shall mean that certain Continuing Guaranty and Security Agreement dated as of February 5, 2003, by and among Guarantors, certain other subsidiaries of Parent and Agent, as the same may be amended, modified, restated and supplemented from time to time.

                  "SENIOR LOAN AGREEMENT" shall mean that certain Loan and Security Agreement, dated as of February 5, 2003, by and among Parent, certain of the Guarantors, Agent and Lender, as the same may be amended, modified, restated and supplemented from time to time.

                  "SENIOR LOAN DOCUMENTS" shall mean the Senior Loan Agreement, the Senior Security Documents, and all other agreements, documents and instruments evidencing or securing the Senior Loan Agreement, as the same may be amended, modified, restated and supplemented from time to time.

                  "SENIOR PAYMENT DEFAULT" shall mean (a) any "Event of Default" under the Senior Debt Documents resulting from the failure of any Obligor to pay, on a timely basis, any principal, interest, fees or other obligations under the Senior Debt Documents including, without limitation, any default in payment of Senior Debt after acceleration thereof, or any condition or event that, after notice or lapse of time or both, would constitute such an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period set forth therein and (b) the existence or continuation of any "Overadvance" pursuant to the Senior Debt Documents as in effect from time to time, whether or not such "Overadvance" shall exist with the consent or approval of Senior Creditor or otherwise be the subject of an agreed forbearance or similar arrangement with Parent or any other Person.

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                  "SENIOR SECURITY DOCUMENTS" shall mean all security documents securing the Senior Debt and all security documents securing any Permitted Refinancing, as the same may be amended, modified, restated and supplemented from time to time.

                  "SUBORDINATED DEBT" shall mean all of the obligations of any Obligor to the Subordinated Creditor evidenced by or incurred pursuant to the Subordinated Debt Documents (including, without limitation, each future advance made pursuant to such Subordinated Debt Documents), together with any amounts that may be advanced to, or for the benefit of, any Obligor following the commencement of any Proceeding.

                  "SUBORDINATED DEBT DOCUMENTS" shall mean, collectively, the Subordinated Loan Agreement, the Subordinated Note, and the Subordinated Security Documents, and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or securing all or any portion of the Subordinated Debt.

                  "SUBORDINATED DEBT DEFAULT" shall mean a default in the payment of the Subordinated Debt or in the performance of any term, covenant or condition contained in any of the Subordinated Debt Documents or any other occurrence permitting the Subordinated Creditor to accelerate the payment of, or cause a mandatory payment on or the redemption of, all or any portion of the Subordinated Debt.

                  "SUBORDINATED DEBT DEFAULT NOTICE" shall mean a written notice from the Subordinated Creditor or the Parent to the Senior Creditor pursuant to which the Senior Creditor is notified of the occurrence of a Subordinated Debt Default, which notice incorporates a reasonably detailed description of such Subordinated Debt Default.

                  "SUBORDINATED LOAN AGREEMENT" shall mean that certain Subordinated Loan Agreement, dated as of even date herewith, entered into by and between Subordinated Creditor and Parent, as the same may be amended, modified, restated and supplemented from time to time.

                  "SUBORDINATED GUARANTY" shall mean that certain Subordinated Guaranty, dated as of even date herewith, made by Guarantors for the benefit of the Subordinated Creditor, as the same may be amended, modified, restated and supplemented from time to time.

                  "SUBORDINATED NOTE" shall mean that certain Subordinated Secured Promissory Note, dated of even date herewith, made by Parent to the order of Subordinated Creditor, in the face principal amount of $10,000,000, as the same may be amended, modified, restated and supplemented from time to time.

                  "SUBORDINATED SECURITY DOCUMENTS" shall mean the Subordinated Guaranty and all other security documents now or hereafter securing the Subordinated Debt, as the same may be amended, modified, restated and supplemented from time to time.

2.       SUBORDINATION.

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         2.1 SUBORDINATION OF SUBORDINATED DEBT TO SENIOR DEBT. Subordinated
Creditor (and each transferee of all or any portion of the Subordinated Debt by its acceptance of the Subordinated Debt Documents or upon transfer or assignment) hereby covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Debt shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth herein, to the prior indefeasible payment in full in cash of all Senior Debt. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired the Senior Debt in reliance upon the provisions contained in this Agreement. Parent and each Guarantor acknowledge and agree to the subordination herein provided and further covenant and agree that each of same shall abide by the terms and provisions hereof.

         2.2 LIQUIDATION, DISSOLUTION, BANKRUPTCY. In the event of any Proceeding involving any Obligor:

                  (a) All Senior Debt shall first be indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents shall be terminated before any Distribution, whether in cash, securities or other property, shall be made to the Subordinated Creditor on account of any Subordinated Debt.

                  (b) Any Distribution, whether in cash, securities or other property, which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Senior Creditor or to an agent or trustee acting on behalf of the Senior Creditor in accordance with the terms of the Senior Debt Documents) until all Senior Debt is indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents shall have been terminated. The Subordinated Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to the Senior Creditor or to an agent or trustee acting on behalf of the Senior Creditor. The Subordinated Creditor also irrevocably authorizes and empowers the Senior Creditor, or any agent or trustee acting on behalf of the Senior Creditor, in the name of the Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions.

                  (c) The Subordinated Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt or any liens and security interests of the Senior Security Documents.

                  (d) The Subordinated Creditor (i) agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by the Senior Creditor and indicating that all such claims are junior and subordinate to claims of the Senior Creditor on the terms set forth herein and may be voted by such Senior Creditor or its agent, or any agent or trustee acting on behalf of the Senior Creditor, in connection with any such Proceeding and (ii) hereby irrevocably authorizes, empowers and appoints the

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         Senior Creditor, or any agent or trustee acting on behalf of the Senior
         Creditor, its agent and attorney-in-fact to take any of the following actions: (x) execute, verify, deliver and file such proofs of claim upon the failure of the Subordinated Creditor promptly to do so prior to 30 days before the expiration of the time to file any such proof of claim; and (y) vote any claim filed by or on behalf of Subordinated Creditor in any such Proceeding; provided such Person shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that the Senior Creditor, or any agent or trustee acting on behalf of the Senior Creditor, votes any claim in accordance with the authority granted hereby, the Subordinated Creditor shall not be entitled to change or withdraw such vote.

                  (e) The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Creditor and the Subordinated Creditor even if all or part of the Senior Debt or the liens security interests of the Senior Security Documents are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Senior Creditor.

         2.3 SUBORDINATED DEBT PAYMENT RESTRICTIONS.

                  (a) Notwithstanding the terms of the Subordinated Debt Documents, each Obligor hereby agrees that it may not make, and the Subordinated Creditor hereby agrees that it will not accept, any Distribution with respect to the Subordinated Debt until the Senior Debt is indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents have terminated; PROVIDED, HOWEVER, that the Parent may make, and the Subordinated Creditor may accept, Permitted Subordinated Debt Payments unless at the time of any such payment:

                           (i) a Senior Payment Default exists and such Senior
                  Payment Default shall not have been cured or waived to the satisfaction of Senior Creditor; or

                           (ii) (A) the Parent and the Subordinated Creditor
                  shall have received a Senior Default Notice stating that a Senior Covenant Default exists or would be created by the making of such payment, and (B) such Senior Covenant Default shall not have been cured or waived to the satisfaction of Senior Creditor.

                  (b) The Parent may resume Permitted Subordinated Debt Payments (and may make any Permitted Subordinated Debt Payments missed due to the application of paragraph (a) of this Section 2.3) in respect of the Subordinated Debt upon a cure or waiver in writing of all Senior Defaults then existing subject to the limitations of Section 2.3(a) above.

                  (c) No Senior Default shall be deemed to have been waived for purposes of this Section 2.3 unless and until the Parent shall have received a written waiver thereof from the Senior Creditor or an agent or trustee acting on behalf of the Senior Creditor.

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                  (d) Notwithstanding the provisions of Section 2.3(a) preceding and the continuation of a Senior Default, Subordinated Creditor may receive and retain the following deemed payments in respect of the Subordinated Debt so long as such payments do not involve any cash payment by any Obligor to, or for the benefit of, Subordinated
         Creditor: (i) the payment of the Subordinated Debt deemed to be made upon conversion of all, or a portion of, the Subordinated Debt into common stock (as defined in the Senior Loan Agreement) of Parent or preferred stock of Parent if the terms of such preferred stock have been approved by Senior Creditor; and (ii) the payment of Subordinated Debt deemed to be made as a result of an additional advance of Subordinated Debt for the account Parent as a result of Parent's failure to make a scheduled interest payment in respect of the Subordinated Debt when due and payable.

         2.4 SUBORDINATED DEBT STANDSTILL PROVISIONS. Until the Senior Debt is indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents shall have been terminated, the Subordinated Creditor shall not, without the prior written consent of the Senior Creditor, take any Enforcement Action with respect to the Subordinated Debt. Notwithstanding the foregoing, the Subordinated Creditor may file proofs of claim against the Company in any Proceeding involving the Company, subject to the provisions of Section 2.2 hereof. Any Distributions or other proceeds of any Enforcement Action obtained by the Subordinated Creditor shall in any event be held in trust by it for the benefit of the Senior Creditor and promptly paid or delivered to the Senior Creditor in the form received until all Senior Debt is indefeasibly paid in full in cash and all commitments to lend under the Senior Debt Documents shall have been terminated.

         2.5 INCORRECT PAYMENTS. If any Distribution on account of the Subordinated Debt not permitted to be made by an Obligor or accepted by the Subordinated Creditor under this Agreement is made and received by the Subordinated Creditor, such Distribution shall not be commingled with any of the assets of the Subordinated Creditor, shall be held in trust by the Subordinated Creditor for the benefit of the Senior Creditor and shall be promptly paid over to the Senior Creditor for application (in accordance with the Senior Debt Documents ) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is paid in full in cash and all commitments to lend under the Senior Debt Documents shall have been terminated.

         2.6 SUBORDINATION OF LIENS AND SECURITY INTERESTS; AGREEMENT NOT TO CONTEST; AGREEMENT TO RELEASE LIENS; PHYSICAL DELIVERY.

                           (a) Until the Senior Debt has been indefeasibly paid in full in cash and all lending commitments under the Senior Debt Documents have terminated, any liens and security interests of the Subordinated Creditor arising under the Subordinated Security Documents or otherwise in respect of any property of any Obligor, including any liens and security interests which may exist in breach of Subordinated Creditor's agreement pursuant to this Agreement, shall be and hereby are subordinated and made junior in priority for all purposes and in all respects to the liens and security interests of the Senior Creditor arising under the Senior Security Documents, regardless of the time, manner or order of perfection of any such liens and security interests. The Subordinated Creditor agrees that it will not at any time, and will not join with any other Person to,

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         contest the validity, perfection, priority or enforceability of the
         Senior Debt, the Senior Debt Documents, or the liens and security interests of the Senior Security Documents. In connection with any sale or other disposition of any property of any Obligor subject to the Subordinated Security Documents or any other liens or security interests of the Subordinated Creditor in any property of an Obligor, whether such sale or other disposition is being effected voluntarily by the Obligor or pursuant to the exercise by the Senior Creditor of any rights or remedies pursuant to the Senior Security Documents or otherwise, the Subordinated Creditor shall, promptly upon request of the Senior Creditor and confirmation that proceeds of such sale or disposition are to be applied against the Senior Debt or Subordinated Debt, or both, or paid to any other Person having a Lien thereon or otherwise lawfully entitled thereto pursuant to rights therein superior to those of the Subordinated Creditor, or made available to the Obligor for use in its business, execute and deliver to the Senior Creditor such termination statements and releases as the Senior Creditor shall request to effect the release of the liens and security interests of the Subordinated Creditor in any such property being so sold or disposed of. In furtherance of the foregoing, the Subordinated Creditor hereby irrevocably appoints the Senior Creditor its attorney-in-fact, with full authority in the place and stead of the Subordinated Creditor and in the name of the Subordinated Creditor or otherwise, to execute and deliver any document or instrument which the Subordinated Creditor may be required to deliver pursuant to this Section 2.6.

                           (b) Senior Creditor and Subordinated Creditor agree that, until the indefeasible payment in full in cash of all Senior Debt, Senior Creditor shall (i) hold or control all of the collateral for the Senior Debt or the Subordinated Debt as to which the security interest therein is perfected by obtaining possession or dominion and control, as applicable, of such collateral (the "Controlled Collateral") and (ii) for so long as the Controlled Collateral forms a part of the collateral for the Subordinated Debt, Senior Creditor shall be deemed to hold or control as bailee for the Subordinated Creditor all of the Controlled Collateral pledged to the Subordinated Creditor pursuant to the Subordinated Loan Documents. To the extent permitted by applicable law, Senior Creditor shall deliver such Controlled Collateral possessed by it to the Subordinated Creditor at such time as the Senior Debt is indefeasibly paid in full in cash.

                           (c) Senior Creditor, Subordinated Creditor, Parent and each Guarantor acknowledge and agree that, on the date of this Agreement, an amount equal to $300,000 shall be funded by Subordinated Creditor as a portion of the Subordinated Debt shall be deposited into a deposit account maintained by Parent that is not swept to pay amounts due under the Senior Loan Documents, as contemplated by the Subordinated Loan Agreement (the "Delisting Fund"). The Delisting Fund shall constitute a portion of the Controlled Collateral but, notwithstanding the requirements of the Senior Loan Agreement to the contrary, shall not be applied against the Senior Debt as required by the Senior Debt Documents until such time as an Event of Default shall have occurred under the Senior Debt Documents and the indebtedness thereunder shall have been accelerated. The Delisting Fund shall be used by Parent solely for the purposes of funding expenses incurred in connection with a Qualified De-registration Transaction (as defined in the Senior Loan Agreement); provided, however, if Parent shall elect not to pursue a

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         Qualified De-registration Transaction, any amounts remaining in the
         Delisting Fund shall be applied immediately by Parent in repayment of the Senior Debt as would have been required by the Senior Loan Agreement but for this Section 2.6(c).

         2.7 SALE, TRANSFER OR OTHER DISPOSITION OF SUBORDINATED DEBT.

                  (a) The Subordinated Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document: (i) without giving prior written notice of such action to the Senior Creditor and receiving the prior written consent of Senior Creditor (which consent shall not be unreasonably withheld), (ii) unless, prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Senior Creditor an agreement substantially identical to this Agreement, providing for the continued subordination of the Subordinated Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of the Senior Creditor arising under this Agreement and (iii) unless, following the consummation of any such action, there shall be no more than two holders of the Subordinated Debt.

                  (b) Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors and assigns of the Subordinated Creditor, as provided in Section 9 hereof.

         2.8 LEGENDS. Until the termination of this Agreement in accordance with
Section 15 hereof, the Subordinated Creditor will cause to be clearly, conspicuously and prominently inserted on the face of the Subordinated Loan Agreement and the Subordinated Note, as well as any renewals or replacements thereof, the following legend:

         "THIS [LOAN AGREEMENT/NOTE] AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY, INCLUDING THE RIGHT TO DEMAND PAYMENT HEREUNDER AND TO ENFORCE ANY INSTRUMENTS SECURING THIS NOTE, ARE MADE EXPRESSLY SUBJECT AND SUBORDINATE TO CERTAIN RIGHTS OF THE HOLDER(S) OF THE INDEBTEDNESS AND OTHER OBLIGATIONS OWING FROM TIME TO TIME BY HAROLD'S STORES, INC. AND CERTAIN OF ITS SUBSIDIARIES PURSUANT TO A LOAN AND SECURITY AGREEMENT ENTERED INTO AS OF FEBRUARY 5, 2003, BETWEEN HAROLD'S STORES, INC. AND CERTAIN OF ITS SUBSIDIARIES AND WELLS FARGO RETAIL FINANCE II, LLC, AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED AND SUPPLEMENTED FROM TIME TO TIME, ALL AS MORE PARTICULARLY PROVIDED PURSUANT TO THE TERMS OF THE SUBORDINATION AND INTERCREDITOR AGREEMENT ENTERED INTO IN AUGUST 2006, AMONG HAROLD'S STORES, INC. AND CERTAIN OF ITS SUBSIDIARIES, RONHOW, LLC AND WELLS FARGO RETAIL FINANCE II, LLC, AS THE SAME

         MAY BE AMENDED, MODIFIED, RESTATED AND SUPPLEMENTED FROM TIME TO TIME, THE TERMS OF WHICH SUBORDINATION AND INTERCREDITOR AGREEMENT BY THIS REFERENCE ARE MADE A PART OF THIS [LOAN AGREEMENT/NOTE]. PAYEE AND EACH OTHER HOLDER, ASSIGNEE OR TRANSFEREE OF THIS [LOAN AGREEMENT/NOTE], BY ACCEPTANCE HEREOF, AGREE TO BE BOUND BY SUCH SUBORDINATION AND INTERCREDITOR AGREEMENT.

         2.9 CONTINUING SUBORDINATION. The subordination effected by this Agreement is a continuing subordination, and the Subordinated Creditor hereby unconditionally waives notice of the incurring of any of the Senior Debt and any notice of reliance by any Senior Creditor upon the subordination effected by this Agreement. The Subordinated Creditor acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to the Senior Creditor, whether the Senior Debt was created or acquired before or after the incurrence or creation of any Subordinated Debt, and whether such Senior Creditor is now known or hereafter becomes known, and each Senior Creditor shall be conclusively deemed to have relied upon such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Debt and shall be entitled to enforce the provisions of this Agreement directly as if it were a party to this Agreement.

         2.10 JUDGMENTS. If at any time the Subordinated Creditor obtains a judgment against any Obligor in respect of the Subordinated Debt, the enforcement and collection of such judgment shall be subject to the subordination provisions of this Agreement and to the rights of the Senior Creditor to the same extent as provided with respect to payment of the Subordinated Debt under this Agreement.

3.       MODIFICATIONS.

         3.1 MODIFICATIONS TO SENIOR DEBT DOCUMENTS. Except as otherwise provided in the Senior Debt Documents, the Senior Creditor may, at any time and from time to time, without the consent of or notice to the Subordinated Creditor, without incurring liability to the Subordinated Creditor and without impairing or releasing the obligations of the Subordinated Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or amend in any manner any Senior Debt Document (other than this Agreement), including any increase in the amount of the Senior Debt or any interest, fees, or other amounts payable in respect thereof, any change, release, or non-perfection of any liens and security interests on any property of any Obligor, and any amendment or waiver of or consent to the departure from any agreements evidencing the obligations of third parties in respect of any Obligor, or the Senior Debt.

         3.2 MODIFICATIONS TO SUBORDINATED DEBT DOCUMENTS; FUTURE ADVANCE. Until the Senior Debt has been indefeasibly paid in full in cash and all lending commitments under the Senior Debt Documents have terminated, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, the Subordinated Creditor shall not, without the prior written consent of Agent, agree to any amendment, modification or supplement to the

Subordinated Debt Documents the effect of which is to (a) increase the maximum principal amount of the Subordinated Debt or rate of interest on any of the Subordinated Debt, (b) change the dates upon which payments of principal or interest on the Subordinated Debt are due, (c) change or add any event of default or any covenant with respect to the Subordinated Debt, (d) change any redemption or prepayment provisions of the Subordinated Debt, (e) alter the subordination provisions with respect to the Subordinated Debt, including, without limitation, subordinating the Subordinated Debt to any other indebtedness, (f) take any liens or security interests in any assets of an Obligor, other than pursuant to the Subordinated Security Documents, or (g) change or amend any other term of the Subordinated Debt Documents if such change or amendment would result in a Senior Default, increase the obligations of any Obligor or confer additional material rights on the Subordinated Creditor in a manner adverse to any Obligor or the Senior Creditor. Subordinated Creditor will, or will cause Parent to, notify Senior Creditor of additional advances pursuant to the Subordinated Debt Documents as required pursuant to the Senior Loan Agreement (provided however prior notice shall not be required in the event an advance of Subordinated Debt is made to pay interest then due and payable in respect of the Subordinated Debt as permitted pursuant to Section 2.3(d) above), and Subordinated Creditor covenants and agree to limit the aggregate principal amount of the Subordinated Debt to not more than $10,000,000 in aggregate principal amount from time to time outstanding (but any increase above such amount shall continue to be subordinated under the terms hereof).

4. REPRESENTATIONS AND WARRANTIES.

         4.1 REPRESENTATIONS AND WARRANTIES OF SUBORDINATED CREDITOR. The Subordinated Creditor hereby represents and warrants to the Senior Creditor that as of the date hereof: (a) the Subordinated Creditor is a limited liability company duly formed and validly existing under the laws of the State of Georgia;
(b) the Subordinated Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (c) the execution of this Agreement by the Subordinated Creditor will not violate or conflict with the organizational documents of the Subordinated Creditor, any material agreement binding upon the Subordinated Creditor or any law, regulation or order or require any consent or approval which has not been obtained; (d) this Agreement is the legal, valid and binding obligation of the Subordinated Creditor, enforceable against the Subordinated Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles; (e) the Subordinated Creditor is the sole owner, beneficially and of record, of the Subordinated Debt Documents and the Subordinated Debt; and (f) except for security provided by the Subordinated Security Documents, the Subordinated Debt is, and at all times prior to the termination of this Agreement shall remain, an unsecured debt obligation of the Company.

         4.2 REPRESENTATIONS AND WARRANTIES OF SENIOR CREDITOR. The Senior Creditor hereby represents and warrants to the Subordinated Creditor that as of the date hereof: (a) the Senior Creditor is a limited liability company duly formed and validly existing under the laws of the State of Delaware; (b) the Senior Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (c) the execution of this Agreement by the Senior Creditor will not violate or conflict with the organizational documents of the Senior Creditor, any material agreement binding upon the Senior Creditor or any law, regulation or order or require any consent or approval which has not been obtained; and (d) this Agreement is the legal, valid and binding obligation of the Senior Creditor, enforceable against the Senior Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles.

5.       SUBROGATION.

         Subject to the prior indefeasible payment in full in cash of all Senior Debt and the termination of all lending commitments under the Senior Debt Documents, the Subordinated Creditor shall be subrogated to the rights of the Senior Creditor to receive Distributions with respect to the Senior Debt until the Subordinated Debt is paid in full. The Subordinated Creditor agrees that in the event that all or any part of a payment made with respect to the Senior Debt is recovered from the Senior Creditor in a Proceeding or otherwise, any Distribution received by the Subordinated Creditor with respect to the Senior Debt or the Subordinated Debt at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by the Subordinated Creditor in trust as property of the Senior Creditor, and the Subordinated Creditor shall forthwith deliver the same to the Senior Creditor for application to the Senior Debt until the Senior Debt is paid in full in cash. A Distribution made pursuant to this Agreement to the Senior Creditor which otherwise would have been made to the Subordinated Creditor is not, as between the Parent and the Guarantors and the Subordinated Creditor, a payment by the Parent or any Guarantor to or on account of the Senior Debt.

6.       MODIFICATION.

         Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by Senior Creditor and the Subordinated Creditor, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

7.       FURTHER ASSURANCES.

         Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

8.       NOTICES.

         Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing, signed by the party or parties giving such notice, request, election or demand, and shall be delivered personally, by facsimile notice, by recognized overnight courier service, or, if mailed, sent by certified United States Mail, postage prepaid, to the other party at the following address, as applicable:

         If to Wells Fargo Retail Finance II, LLC, as the Senior Creditor:

                  Wells Fargo Retail Finance II, LLC
                  One Boston Place, 18th Floor
                  Boston, MA 02108
                  Attention: Lynn Whitmore
                  Telecopy Number: 617-523-4029


         If to RonHow, LLC, as the Subordinated Creditor:

                  RonHow, LLC
                  3290 Northside Parkway, Suite 250
                  Atlanta, GA 30302
                  Attention: Bob Anderson
                  Telecopy Number:

                  with copies to:
                  Sutherland Asbill & Brennan LLP
                  999 Peachtree Street, NE
                  Atlanta, GA 30309-3996
                  Attention: Robert Pile, Esq.
                  Telecopy Number: 404-853-8806

         If to the Parent or any Guarantor:

                  Harold's Stores, Inc.
                  765 Asp Avenue
                  Norman, OK 73069
                  Attention: Jodi Taylor
                  Telecopy Number: 405-366-2538

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. The effective date of any such notice shall be the sooner to occur of the date of actual receipt, regardless of the method of delivery, or the date which is four (4) business days after the date on which the notice is postmarked by the United States Postal Service. Rejection or other refusal to claim or accept, or the inability to deliver because of a changed address of which no notice was given as prescribed herein shall not affect the effective date of such notice, request, election, demand, or other communication sent as aforesaid. Delivery to a party or to any officer, partner, agent or employee of such party at the designated address shall constitute effective delivery for purposes hereof.

9.       SUCCESSORS AND ASSIGNS.

         This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Senior Creditor, the Subordinated Creditor and the Parent and each Guarantor. The Senior Creditor may, from time to time, without notice to the Subordinated Creditor, assign or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Agreement, and every assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

10.      RELATIVE RIGHTS.

         This Agreement shall define the relative rights of the Senior Creditor and the Subordinated Creditor. Nothing in this Agreement shall (a) impair, as between the Parent and the Guarantors and the Subordinated Creditor, the obligation of the Parent and the Guarantors with respect to the payment of the Subordinated Debt, or as between the Senior Creditor and the Parent and the Guarantors, the obligation of the Parent and the Guarantors with respect to the payment of the Senior Debt, all in accordance with their respective terms, or
(b) affect the relative rights of the Senior Creditor or the Subordinated Creditor with respect to any other creditors of the Parent or the Guarantors.

11.      CONFLICT.

         In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

12.      HEADINGS.

         The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

13.      COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.      SEVERABILITY.

         In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

15.      CONTINUATION OF SUBORDINATION; TERMINATION OF AGREEMENT.

         This Agreement shall remain in full force and effect until the indefeasible payment in full in cash of the Senior Debt and the termination of all lending commitments under the Senior Debt Documents after which this Agreement shall terminate without further action on the part of the parties hereto. The liability and obligations of the Subordinated Creditor hereunder shall be reinstated and revived, and the Senior Creditor's rights shall continue, with respect to any amount at any time paid on account of the Senior Debt which shall thereafter be required to be restored, disgorged or otherwise returned by Senior Creditor in, or as a result of, any Proceeding or with respect to any fraudulent transfer or conveyance law, all as though such amount had not been paid.

16.      MISCELLANEOUS PROVISIONS.

         (a) The Subordinated Creditor hereby consents and agrees that the Senior Creditor shall be under no obligation with respect to marshaling collateral security for the Senior Debt in favor of the Subordinated Creditor or in payment of indebtedness of any Obligor to Senior Creditor.

         (b) This Agreement is intended to be enforceable as a subordination agreement under Bankruptcy Code section 510 notwithstanding the commencement of any bankruptcy or other insolvency proceeding by or against any Obligor and, to the full extent permitted by law, shall apply with full force and effect to any indebtedness arising pursuant to debtor-in-possession financing arrangements or pursuant to financing arrangements entered into in connection with the confirmation of a plan of reorganization under the Bankruptcy Code.

         (c) This Agreement is solely for the benefit of the Senior Creditor (including any lenders pursuant to a Permitted Refinancing) and the Subordinated Creditor, and their respective successors and assigns, and neither the Parent nor any other Obligor is intended to be a third party beneficiary hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. The Senior Creditor and the Subordinated Creditor shall have the right to modify or terminate this Agreement at any time without notice to or approval of the Parent or any other Person. Nothing in this Agreement is intended to or shall impair, as between the Parent and Guarantors and the Subordinated Creditor, the obligation of the Parent or any Guarantor, which obligation is absolute and unconditional, to pay the Subordinated Debt as and when the same shall become due and payable in accordance with its terms.

17.      GOVERNING LAW; CONSENT TO JURISDICTION.

         (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

         (b) The Subordinated Creditor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, and of any state court of the State of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by applicable law, such Federal court; provided, however, that the foregoing submission shall not be deemed to waive or restrict any right to seek the removal of any such suit, action, or proceeding from any such state court to such Federal district court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Senior Debt Document shall affect any right that Agent or Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Senior Debt Document against the Subordinated Creditor or its properties in the courts of any jurisdiction.

         (c) The Subordinated Creditor irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph (b) of this Section and brought in any court referred to in paragraph (b) of this Section. Each of the parties irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 8. Nothing in this Agreement or in any other Senior Debt Document will affect the right of any party hereto to serve process in any other manner permitted by law.

18.      WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE SUBORDINATED CREDITOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER,

AND (B) ACKNOWLEDGES THAT THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SENIOR DEBT DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned Subordinated Lender has executed this Agreement as of the date first above written.


                                SUBORDINATED LENDER:

                                RONHOW, LLC, a Georgia limited liability company

                                By: Ronus, Inc., a Georgia corporation,
                                    Managing Member




                                    By: /s/ Robert L. Anderson
                                        -------------------------
                                        Robert L. Anderson, President

         IN WITNESS WHEREOF, the undersigned Senior Creditor has executed this Agreement as of the date first above written.


                                SENIOR CREDITOR:

                                WELLS FARGO RETAIL FINANCE II, LLC, a Delaware limited liability company



                                By: /s/ Lynn Whitmore
                                    -------------------------
                                    Lynn Whitmore, Vice President

         IN WITNESS WHEREOF, the undersigned Parent and Guarantors have executed this Agreement as of the date first above written.

                                PARENT:

                                HAROLD'S STORES, INC.


                                By: /s/ Leonard M. Snyder
                                    ----------------------------
                                Name:  Leonard M. Snyder
                                Title: Interim CEO

                                GUARANTORS:

                                HAROLD'S FINANCIAL CORPORATION


                                By: /s/ Leonard M. Snyder
                                    ----------------------------
                                Name:  Leonard M. Snyder
                                Title: Interim CEO

                                HAROLD'S DIRECT, INC.


                                By: /s/ Leonard M. Snyder
                                    ----------------------------
                                Name:  Leonard M. Snyder
                                Title: Interim CEO


                                HAROLD'S STORES OF TEXAS, L.P.


                                By: HSTX, Inc., General Partner


                                    By: /s/ Leonard M. Snyder
                                    ----------------------------
                                    Name:  Leonard M. Snyder
                                    Title: Interim CEO

                                HAROLD'S OF JACKSON, INC.


                                By: /s/ Leonard M. Snyder
                                    ----------------------------
                                Name:  Leonard M. Snyder
                                Title: Interim CEO

                                THE CORNER PROPERTIES, INC.


                                By: /s/ Leonard M. Snyder
                                    ----------------------------
                                Name:  Leonard M. Snyder
                                Title: Interim CEO

                                HAROLD'S DBO, INC.


                                By: /s/ Leonard M. Snyder
                                    ----------------------------
                                Name:  Leonard M. Snyder
                                Title: Interim CEO

                                HAROLD'S LIMITED PARTNERS, INC.


                                By: /s/ Leonard M. Snyder
                                    ----------------------------
                                Name:  Leonard M. Snyder
                                Title: Interim CEO


                                HSTX, INC.


                                By: /s/ Leonard M. Snyder
                                    ----------------------------
                                Name:  Leonard M. Snyder
                                Title: Interim CEO